GMAC MORTGAGE CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-AR1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET




                         NEW ISSUE MARKETING MATERIALS

                           $630,153,200(Approximate)


                          GMACM MORTGAGE PASS-THROUGH
                         CERTIFICATES, SERIES 2004-AR1


                           GMAC MORTGAGE CORPORATION
                       Mortgage Loan Seller and Servicer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor


                            BEAR, STEARNS & CO. INC.
                                  Lead Manager

                             RBS GREENWICH CAPITAL
                              GMAC RFC SECURITIES
                                  Co-Managers



All statistical Information is preliminary and based upon Information as of April 1, 2004.


April 26, 2004

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976 APRIL 19, 2004 This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus SUPPLEMENT.


                              $630,153,200 (APPROX)
                            GMAC MORTGAGE CORPORATION
                  GMACM MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-AR1
                            HYBRID ARM MORTGAGE LOANS

---------- ------------- ------------ -------- ----------------- --------------- --------------------------

                                      CREDIT
                          EXPECTED    ENHANCE                                           CERTIFICATE
           CERTIFICATE     RATINGS    %AGE      INTEREST RATE      COLLATERAL              TYPE
  CLASS      SIZE (1)    (S&P/FITCH)    (2)          TYPE             TYPE
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
-----------------------------------------------------------------------------------------------------------
                                      GROUP I OFFERED CERTIFICATES
-----------------------------------------------------------------------------------------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-1-A     $59,321,800    AAA/AAA     3.25%       WAC (3)        3-Yr. Hybrid    Sub-Group I-1 Senior PT

---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-2-A                    AAA/AAA     3.25%       WAC (4)        5-Yr. Hybrid    Sub-Group I-2 Senior PT
           $272,802,300
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-3-A                    AAA/AAA     3.25%       WAC (5)        7-Yr. Hybrid    Sub-Group I-3 Senior PT
            $43,661,300
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-4-A                    AAA/AAA     3.25%       WAC (6)       10-Yr. Hybrid    Sub-Group I-4 Senior PT
           $112,473,400
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
   I-R             $100    AAA/AAA     3.25%       WAC (7)       Total Group I       Group I Residual
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-M-1      $7,569,800     AA/NR      1.75%       WAC (7)       Total Group I      Group I Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-M-2      $3,280,400     A/NR       1.10%       WAC (7)       Total Group I      Group I Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-M-3      $1,766,200    BBB/NR      0.75%       WAC (7)       Total Group I      Group I Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
-----------------------------------------------------------------------------------------------------------
                                  GROUP I PRIVATELY PLACED CERTIFICATES
-----------------------------------------------------------------------------------------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-B-1      $1,766,300     BB/NR      0.40%       WAC (7)       Total Group I      Group I Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-B-2      $1,261,600     B/NR       0.15%       WAC (7)       Total Group I      Group I Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
  I-B-3        $757,304      NR         --         WAC (7)       Total Group I      Group I Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                      GROUP II OFFERED CERTIFICATES
-----------------------------------------------------------------------------------------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-1-A     $14,902,800    AAA/AAA     4.25%       WAC (8)        3-Yr. Hybrid   Sub-Group II-1 Senior PT
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-2-A                    AAA/AAA     4.25%       WAC (9)        5-Yr. Hybrid   Sub-Group II-2 Senior PT
            $69,261,100
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-3-A                    AAA/AAA     4.25%       WAC (10)       7-Yr. Hybrid   Sub-Group II-3 Senior PT
            $11,279,800
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-4-A                    AAA/AAA     4.25%       WAC (11)      10-Yr. Hybrid   Sub-Group II-4 Senior PT
            $29,338,200
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-M-1      $2,932,100     AA/NR      2.00%       WAC (12)      Total Group II    Group II Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-M-2        $977,400     A/NR       1.25%       WAC (12)      Total Group II    Group II Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-M-3        $586,500    BBB/NR      0.80%       WAC (12)      Total Group II    Group II Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
-----------------------------------------------------------------------------------------------------------
                                  GROUP II PRIVATELY PLACED CERTIFICATES
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-B-1        $456,100     BB/NR      0.45%       WAC (12)      Total Group II    Group II Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-B-2        $325,900     B/NR       0.20%       WAC (12)      Total Group II    Group II Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
---------- ------------- ------------ -------- ----------------- --------------- --------------------------
 II-B-3        $260,803      NR         --         WAC (12)      Total Group II    Group II Subordinate
---------- ------------- ------------ -------- ----------------- --------------- --------------------------


(1)     The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) The Class I-1-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Sub-Group I-1 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [3.769]%.

(4) The Class I-2-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Sub-Group I-2 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.460]%.

(5) The Class I-3-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Sub-Group I-3 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.673]%.

(6) The Class I-4-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Sub-Group I-4 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.103]%.

(7) The Class I-M Certificates and the Class I-B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Group I Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Group I Mortgage Loan Sub-Group, the certificate principal balance of the related Class of Group I Senior Certificates. The
    Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.543]%.

(8) The Class II-1-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Sub-Group II-1 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [3.871]%.

(9) The Class II-2-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Sub-Group II-2 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.477]%.

(10)The Class II-3-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Sub-Group II-3 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.723]%.

(11)The Class II-4-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the net mortgage rates of the Sub-Group II-4 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.092]%.

(12)The Class II-M Certificates and the Class II-B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Group II Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Group II Mortgage Loan Sub-Group, the certificate principal balance of the related Class of Group II Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.571]%.

DEPOSITOR: Residential Asset Mortgage Products, Inc.

SELLER AND SERVICER: GMAC Mortgage Corporation ("GMACM")

TRUSTEE/PAYING AGENT: JPMorgan Chase Bank

CUT-OFF DATE: April 1, 2004

CLOSING DATE: April 29, 2004

RATING AGENCIES: Standard & Poor's ("S&P") and, for the Senior Certificates only, Fitch, Inc. ("Fitch")

OFFERED CERTIFICATES:  The Class I-1-A, Class I-2-A, Class I-3-A and Class I-4-A
     Certificates (collectively, the "Class I-A Certificates"); the Class II-1-A, Class II-2-A, Class II-3-A and Class II-4-A Certificates (collectively, the "Class II-A Certificates" and, together with the Class I-A Certificates, the "Senior Certificates"); the Class I-M-1, Class I-M-2 and Class I-M-3 Certificates (collectively, the "Class I-M Certificates"); the Class II-M-1, Class II-M-2 and Class II-M-3 Certificates (collectively, the "Class II-M Certificates" and together with the Class I-M Certificates, the "Class M Certificates").

TAX STATUS: The offered certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt for federal income tax purposes.

OPTIONAL TERMINATION: 10% cleanup call for the Group I Certificates and a 10% cleanup call for the Group II Certificates.

DISTRIBUTION DATE: 25th of each month, or if not a business day, the next business day, commencing in May, 2004

FORM OF REGISTRATION: The 15 classes of offered certificates will be issued in book-entry form through DTC.

CROSS-COLLATERALIZATION:   The   Group  I  and   Group   II   Certificates   are
     cross-collateralized only for certain excess special hazard losses, excess fraud losses, excess bankruptcy losses and extraordinary losses in limited circumstances as further described in the Prospectus Supplement.

ERISA: The offered certificates may be eligible for purchase by employee benefit plans or other arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code (the "Code"). Prospective investors should review with the legal advisors as to whether the purchase and holding of the offered certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar law.

SMMEA: The Senior, Class I-M-1 and Class II-M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The remainder of the offered certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.


ADVANCING OBLIGATION: For any month, if the Servicer does not receive the full scheduled payment on a mortgage loan, the Servicer will advance funds to cover the amount of that scheduled payment but only to the extent that the Servicer deems it recoverable.

COMPENSATING INTEREST: The Servicer is required to cover interest shortfalls, if any, as a result of full prepayments to the extent of their aggregate servicing compensation.

INTEREST ACCRUAL PERIOD: The interest accrual period on the offered certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the offered certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (28 days).


COLLATERAL DESCRIPTION:  As of April 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $635 million. The mortgage loans are conventional, adjustable rate One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring either three, five, seven or ten years after the date of origination ("Hybrid ARMs"). The mortgage loans are secured by first liens on one- to four-family residential properties. Approximately 52% (by principal balance) of the mortgage pool allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, each such mortgage loan will fully amortize over its remaining term. The remaining mortgage loans fully amortize over their original terms (generally 30-years).

     Below is a further summary of the collateral characteristics of the mortgage loans by each mortgage loan sub-group, mortgage loan group and total pool:


------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
                     % OF   GROSS     NET     WAM   GROSS     NET     INITIAL PERIOD    MAX    MOS
    SUB GROUP       LOAN     WAC      WAC    (MOS.) MARGIN   MARGIN    CAP     CAP     RATE    TO
                    GROUP                                                                      ROLL
                                                                                               ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       I-1          12.15%  4.144%  3.769%    354   2.747%   2.372%   2.000%  2.000%  10.144%   34
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       I-2          55.87%  4.835%  4.460%    358   2.748%   2.373%   4.983%  2.000%  9.838%    58
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       I-3          8.94%   5.048%  4.673%    353   2.750%   2.375%   5.000%  2.000%  10.048%   82
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       I-4          23.04%  5.478%  5.103%    357   2.750%   2.375%   4.988%  2.000%  10.478%   117
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
  TOTAL GROUP I      100%   4.918%  4.543%    357   2.749%   2.374%   4.623%  2.000%  10.041%   71
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       II-1         11.94%  4.246%  3.871%    357   2.750%   2.375%   2.000%  2.000%  10.233%   33
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       II-2         55.51%  4.852%  4.477%    358   2.747%   2.372%   4.952%  2.000%  9.852%    58
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       II-3         9.04%   5.098%  4.723%    354   2.750%   2.375%   5.000%  2.000%  10.098%   81
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
       II-4         23.51%  5.467%  5.092%    357   2.750%   2.375%   5.000%  2.000%  10.467%   117
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
  TOTAL GROUP II     100%   4.946%  4.571%    357   2.749%   2.374%   4.615%  2.000%  10.064%   71
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------

------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------
  TOTAL MORTGAGE     100%   4.924%  4.549%    357   2.749%   2.374%   4.621%  2.000%  10.046%   71
      POOL:
------------------- ------- ------- -------- ------ ------- --------- ------- ------- -------- ------

     NOTE: the information related to the mortgage loans described herein reflects information as of the April 1, 2004. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES BY THE CLOSING DATE IS SUBJECT TO A DECREASE OF UP TO 10% FROM AMOUNTS SHOWN ON PAGE 2 HEREOF.

CREDIT ENHANCEMENT: Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure.

     The Class I-B Certificates will provide credit enhancement for the Class I-A and the Class I-M Certificates. In addition, the Class I-M Certificates will provide further credit enhancement to the Class I-A Certificates.

     The Class II-B Certificates will provide credit enhancement for the Class II-A and the Class II-M Certificates. In addition the Class II-M Certificates will provide further credit enhancement to the Class II-A Certificates.

CASH-FLOW DESCRIPTION: Distributions on the Certificates will be made on the 25th day of each month (or next business day). The Class I-1-A Certificates will relate to and receive payments from the Sub-Group I-1 Mortgage Loans. The Class I-2-A Certificates will relate to and receive payments from the Sub-Group I-2 Mortgage Loans. The Class I-3-A Certificates will relate to and receive payments from the Sub-Group I-3 Mortgage Loans. The Class I-4-A Certificates will relate to and receive payments from the Sub-Group I-4 Mortgage Loans. The Class I-M Certificates and Class I-B Certificates will relate to and receive payments from all of the Group I Mortgage Loans. The Class II-1-A Certificates will relate to and receive payments from the Sub-Group II-1 Mortgage Loans. The Class II-2-A Certificates will relate to and receive payments from the Sub-Group II-2 Mortgage Loans. The Class II-3-A Certificates will relate to and receive payments from the Sub-Group II-3 Mortgage Loans. The Class II-4-A Certificates will relate to and receive payments from the Sub-Group II-4 Mortgage Loans. The Class II-M Certificates and Class II-B Certificates will relate to and receive payments from all of the Group II Mortgage Loans. The payments to the Certificates, to the extent of related available funds, will be made according to the following priority:

                             GROUP I DISTRIBUTIONS:

1. Payment of interest to the holders of each class of Class I-A Certificates and the Class I-R Certificates at a rate equal to their respective Pass-Through Rates (as described on the page 2 hereof);

2. Payment of principal to the holders of the Class I-R Certificates in an amount equal to the Sub-Group I-1 senior principal distribution amount until zero;

3. Payment of principal to the holders of each class of Class I-A Certificates in an amount equal to their respective Sub-Group's senior principal distribution amount (or in the case of the Class I-1-A Certificates, the remaining Sub-Group I-1 senior principal distribution amount);

4. Payment of interest and principal sequentially to the Class I-M Certificates in order of their numerical class designations, beginning with the Class I-M-1 Certificates, so that each such class shall receive (a) interest at a rate equal to its respective Pass-Through Rate (as described on page 2 hereof), and (b) such class' allocable share of principal that was not included in the senior principal distribution amount for the Class I-A Certificates; and

5. Payment of interest and principal sequentially to the Class I-B Certificates in order of their numerical class designations, beginning with the Class I-B-1 Certificates, so that each such class shall receive (a) interest at a rate equal to its respective Pass-Through Rate (as described on page 2 hereof), and (b) such class' allocable share of principal that was not included in the senior principal distribution amount for the Class I-A Certificates.

                             GROUP II DISTRIBUTIONS:

1. Payment of interest to the holders of each class of Class II-A Certificates at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof);

2.   Payment  of   principal  to  the  holders  of  each  class  of  Class  II-A
     Certificates in an amount equal to their respective Sub-Group's senior principal distribution amount;

3. Payment of interest and principal sequentially to the Class II-M Certificates in order of their numerical class designations, beginning with the Class II-M-1 Certificates, so that each such class shall receive (a) interest at a rate equal to its respective Pass-Through Rate (as described on page 2 hereof), and (b) such class' allocable share of principal that was not included in the senior principal distribution amount for the Class II-A Certificates; and

4. Payment of interest and principal sequentially to the Class II-B Certificates in order of their numerical class designations, beginning with the Class II-B-1 Certificates, so that each such class shall receive (a) interest at a rate equal to its respective Pass-Through Rate (as described on page 2 hereof), and (b) such class' allocable share of principal that was not included in the senior principal distribution amount for the Class II-A Certificates.

SHIFTING INTEREST: The Senior Certificates related to each Mortgage Loan group will be entitled to receive 100% of the prepayments on the related Mortgage Loans up to and including [April 2009]. The senior accelerated distribution percentage for the Senior Certificates related to each Mortgage Loan group can be reduced to the related senior percentage plus 70%, 60%, 40%, 20% and 0% of the related subordinate percentage over the next five years provided that (i) the principal balance of the Mortgage Loans in the related Mortgage Loan group 60 days or more delinquent, averaged over the last 6 months, as a percentage of the certificate principal balance of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans in the related Mortgage Loan group do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

     Notwithstanding the foregoing, if after the third anniversary of the Closing Date the current subordinate percentage for the Subordinate Certificates related to a Mortgage Loan group is equal to two times the initial subordinate percentage and (i) the principal balance of the Mortgage Loans in the related Mortgage Loan group 60 days or more delinquent, averaged over the last 6 months, as a percentage of the certificate principal balance of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans in the related Mortgage Loan group do not exceed (a) on or prior to April 2007, 20% or (b) after April 2007, 30%, then prepayments will be allocated on a pro rata basis.

     If the doubling of the subordinate percentage occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate percentage for the Subordinate Certificates related to a
     Mortgage   Loan  group  can  be  allocated   to  the  related   Subordinate
     Certificates.

ALLOCATION OF  LOSSES:  Realized  losses on the Group I  Mortgage  Loans will be allocated to the most junior class of the Group I Subordinate Certificates outstanding beginning with the Class I-B-3 Certificates, until the certificate principal balance of each class of Group I Subordinate Certificates has been reduced to zero. Thereafter, realized losses on the Sub-Group I-1 Mortgage Loans will be allocated to the Class I-1-A Certificates, realized losses on the Sub-Group I-2 Mortgage Loans will be allocated to the Class I-2-A Certificates, realized losses on the Sub-Group I-3 Mortgage Loans will be allocated to the Class I-3-A Certificates and realized losses on the Sub-Group I-4 Mortgage Loans will be allocated to the Class I-4-A Certificates.

     Realized losses on the Group II Mortgage Loans will be allocated to the most junior class of the Group II Subordinate Certificates outstanding beginning with the Class II-B-3 Certificates, until the certificate principal balance of each class of Group II Subordinate Certificates has been reduced to zero. Thereafter, realized losses on the Sub-Group II-1 Mortgage Loans will be allocated to the Class II-1-A Certificates, realized losses on the Sub-Group II-2 Mortgage Loans will be allocated to the Class II-2-A Certificates, realized losses on the Sub-Group II-3 Mortgage Loans will be allocated to the Class II-3-A Certificates and realized losses on the Sub-Group II-4 Mortgage Loans will be allocated to the Class II-4-A Certificates.


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                        STATEMENT REGARDING ASSUMPTIONS
                  AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


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